UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2020

LILIS ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

201 Main St, Suite 700
Fort Worth, TX 76102
(Address of principal executive office, including zip code)
(817) 585-9001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

å	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
å	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
å	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
å	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LLEX	NYSE American

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The Company announced on April 15, 2020 that Mark Christensen, R. Glenn Dawson, and Ronald D. Ormand resigned as members of the Board of Directors (the “Board”) of Lilis Energy, Inc. (the “Company”). The resignations were not the result of any disagreement of any of the resigning directors with the Company, its directors or any of its stockholders on any matter relating to the Company’s operations, policies or governance practices. The Board accepted the resignations, which reduced the size of the Board from eight to five effective with their resignations.

Mr. Dawson had served on the Audit Committee and the Nominating and Corporate Governance Committee of the Board. The Board will appoint current director Nuno Brandolini to serve on the Audit Committee with its remaining member and chairman, Michael G. Long. In light of the significantly reduced size of the Board, the Board will temporarily dissolve its Reserves Committee, Compensation Committee and Nominating and Corporate Governance Committee and assign the duties of its Compensation Committee and its Nominating and Corporate Governance Committee to its directors that meet the independence standards of the NYSE American LLC. The Special Committee of the Board, which was previously appointed to review and evaluate strategic alternatives of the Company, shall continue its duties with its remaining members, none of which are affiliated with Värde Partners, Inc.

Each of the resigning directors acknowledged prior receipt of all compensation and reimbursements owed by the Company to the resigning director under previously authorized director compensation policies and agreed with the Company to a mutual release of possible claims under a resignation letter. Copies of the director resignation letters are attached as Exhibits 10.1, 10.2 and 10.3, respectively, hereto.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1*	Resignation Letter of Mark Christensen dated April 14, 2020
10.2*	Resignation Letter of Robert Glenn Dawson dated April 14, 2020
10.3*	Resignation Letter of Ronald D. Ormand dated April 14, 2020
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 15, 2020	LILIS ENERGY, INC.

		By:	/s/ Joseph C. Daches
Joseph C. Daches
Chief Executive Officer, President, and Chief Financial Officer